Earnings/Loss Per Share	12 Months Ended
Jan. 31, 2016
Earnings Per Share [Abstract]
Earnings/Loss Per Share
Earnings/Loss Per Share
Basic earnings/loss per share is computed by dividing net income (loss) by the weighted-average number of common shares outstanding for the fiscal period. Diluted earnings/loss per share is computed by giving effect to all potential weighted average dilutive common stock, including options, restricted stock units, warrants and the convertible senior notes. The dilutive effect of outstanding awards and convertible securities is reflected in diluted earnings per share by application of the treasury stock method. Diluted loss per share for fiscal 2016, 2015 and 2014 are the same as basic loss per share as there is a net loss in these periods and inclusion of potentially issuable shares is anti-dilutive.
A reconciliation of the denominator used in the calculation of basic and diluted loss per share is as follows (in thousands):

	Fiscal Year Ended January 31,
	2016	2015	2014
Numerator:
Net loss	$(47,426)	$(262,688)	$(232,175)
Denominator:
Weighted-average shares outstanding for basic loss per share	661,647	624,148	597,613
Effect of dilutive securities:
Convertible senior notes	0	0	0
Employee stock awards	0	0	0
Warrants	0	0	0
Adjusted weighted-average shares outstanding and assumed conversions for diluted loss per share	661,647	624,148	597,613

The weighted-average number of shares outstanding used in the computation of basic and diluted earnings/loss per share does not include the effect of the following potential outstanding common stock. The effects of these potentially outstanding shares were not included in the calculation of diluted earnings/loss per share because the effect would have been anti-dilutive (in thousands):

	Fiscal Year Ended January 31,
	2016	2015	2014
Employee Stock awards	26,615	22,157	19,664
Convertible senior notes	17,309	25,953	43,965
Warrants	17,309	37,517	44,253